Income Taxes - Summary of Components of Income Tax Expense (Benefit) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Tax Disclosure [Abstract]
Current, Federal	$ 7,193	$ 7,022	$ 6,780
Current, State	1,045	1,307	1,236
Current, Total	8,238	8,329	8,016
Deferred, Federal	898	(732)	(1,283)
Deferred, State	170	(82)	(188)
Deferred, Total	1,068	(814)	(1,471)
Federal	8,091	6,290	5,497
State	1,215	1,225	1,048
Total	$ 9,306	$ 7,515	$ 6,545